Boston Roadshow Scott & Stringfellow August 7, 2013

Forward looking statements This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (12) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress; and (13) the integration of the operations of City Holding and Community Financial may be more difficult than anticipated..  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

Total Assets $3.4 bil Branches 83 FTE 931 Market Cap $698 mil Institutional Ownership 63% Average Daily Volume $1.6 mil Date: July 29, 2013

Value in the banking sector? Checklist for success in current environment: Capital Strongly capitalized Markets Solid distribution network Stable geographic markets Disciplined competition Performance Strong net interest margin Strong NIM management Strong fee income Ability to control expenses Growth Liquidity to grow Ability to grow share in market Opportunity to grow into new markets Management

City Holding Company Markets: Operates an extremely strong retail/commercial franchise in stable markets with disciplined competition Asset Quality: Strong compared to peers and City’s management has recognized and dealt with issues Performance: Has consistently outperformed peers with respect to earnings, capital, and liquidity Growth: Growing and succeeding in slow-growth stable markets with targeted expansion into new markets

City National Markets 1st Branch Share & 8% Deposit Share in Huntington WV/Ashland KY MSA $4.4 Billion 1st Branch Share & 10% Deposit Share in WV’s largest market; $6.1 Billion 1st Branch Share & 29% Deposit Share $2.0 Billion 4th Branch & 9% Deposit Share $2.4 Billion 2nd Branch Share & 5% Deposit Share in Frederick Co. VA &Morgan, Berkeley & Jefferson Co. WV $4.0 Billion

Acquisitions in Growth Markets

Virginia Savings Bank Closed May 31, 2012 5 branches in Virginia $73 million in loans $123 million in deposits 5,700 households Regional population of 185,000 Regional Households of 72,000 Projected Population growth of 5.0% over 5 yrs Our primary competitors in this market are BB&T, United Bank, Bank of Clarke County, and Wells Fargo

Community Bank Closed January 10, 2013 10 branches in Virginia Eight Branches in Staunton, VA region Population of 205,000 Households of 79,000 Competitors: STEL, BBT, STI, BOA, UBSI Two Branches in Virginia Beach Region Population of 1.7 million Households of 625,000 $410 million in loans $380 million in deposits 14,100 households Projected Population growth of 3.1% over 5 years in Staunton, VA region

Market Position Note: Green highlight indicates market expansion as a result of the acquisition. * Deposit Branch Deposits Share Share Branch Market Population ($mm) (%) Branches (%) Rank Winchester/Martinsburg 351,000 $206 5% 9 9% 2 Charleston MSA 305,000 575 10 17 17 1 Huntington/Ashland MSA 285,000 366 9 13 12 1 Valley Region 205,000 278 14 9 14 3 Beckley/Lewisburg WV 115,000 530 28 13 28 1 Virginia Beach 436,000 89 2 2 2 11

Loan Composition and Loan/Deposit Ratio

Virginia Savings Bank Progress resolving asset quality problems Took a $10.1 million Mark-to-Market at acquisition Progress (1 year following acquisition): Non-performing assets down 50% due to charge-off or workout Classified loans down 15% OREO down 48% due to charge-off or workout Past-due loans down 75% Remaining Mark at 6/30/2013 - $4.5 million 212% of NPA’s

Community Bank Progress resolving Asset Quality Problems Took a $37.1 million Mark-to-Market at acquisition Progress (5 months after acquisition): Classified Loans down 15% Non-performing loans down 13% OREO down 64% due to charge-off or workout Past-due loans down 65% Remaining Mark at June 30, 2013: $32.6 million 204% of NPA’s

Retail Enhancements in Virginia 80% of Virginia Branches acquired are unprofitable due to absence of retail loans Solution: Originate Retail Loans Under CHCO, YTD Retail Loan Production: $21.6MM Annualizes to $37MM Goal of $50MM for 2014 Was not a focus for predecessors due to liquidity constraints Significant Opportunity for CHCO to improve the profitability of the Virginia franchise

Retail Enhancements in Virginia Closed Harrisonburg Branch (Feb 2013) Had 288 households; Primarily Indirect Auto Focus Indirect Auto Loans down $6 MM (28%) since January 2013 Scale business Unacceptable long-term losses Relocated Winchester Branch (Aug 2013) Renovated Woodstock Branch (Aug 2013)

Facility Enhancements – Woodstock, Virginia BEFORE AFTER

Facility Enhancements Winchester, Virginia BEFORE AFTER

Financial Impact of Acquisitions: VSB - Before VSB – After Community – Before Community - After Branches 5 5 11 10 FTE 48 37 (-23%) 153 82 (-45%) Loans^ $73 MM (Mar 12 Call) $72 MM $371 MM $381 MM * Deposits $120 MM $120 MM $385 MM $356 MM ** Expenses $4.7MM (2011) $3.0MM (-36%) (YTD Ann) $14.7 MM (2012) $8.5 MM (-42%) (YTD Ann) Households 5,210 5,525 14,067 13,754 * ^ Loans are balances after the mark-to-market * Closed Harrisonburg Branch with 188 Households in Feb 2013 ** Brokered Deposits

Industry Challenges in 2013: Economic Activity & Loan Growth Margin Compression Loan Competition Regulatory Compliance Future Regulatory Agenda

The key to City’s success: an enviable deposit franchise Branches 83 Average Deposits per Branch $34.2 MM Average Households per Branch 2,200 Average Deposit Share 12.2% Average Household Share* 24% * - Excludes Coastal Region

Low cost and stable funding: Data: June 30, 2013

Excluding Acquisition Accretion, Interest rate floors, and PSL’s – City’s NIM has been very stable: Peer Data as of March 31, 2013 4.18% March 2008 thru June 2011: NIM supported by Interest Rate Floors June 2013: NIM supported by Accretion from acquisitions

CHCO’s sensitivity to interest rate risk : Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +2.9% +300 Bp +3.8% +200 Bp +2.8% +100 Bp +0.2% Data: June 30, 2013 Assumes that deposit mix changes as rates rise

Strong deposit franchise drives top decile non-interest revenue: *As of June 30, 2013. Non-interest income excludes investment gains/(losses) Sample of 277 reporting publicly traded banks and thrifts with assets between $1 and $10 billion as of March 31, 2013, excluding investment gains/(losses)

Non-interest income is branch driven: 2008 2009 2010 2011 2012 YTD 2013 Bankcard Revenues $8.6 $9.0 $9.9 $11.1 $12.4 $6.6 Service Charges $37.4 $36.0 $30.1 $27.0 $26.3 $13.4 Insurance $4.2 $5.6 $5.5 $5.9 $6.1 $3.2 Investment Management $2.2 $2.3 $2.8 $3.1 $3.8 $2.0 BOLI $2.9 $3.3 $3.4 $3.2 $3.0 $1.6

Past-due loan Trends (30+ days)

Past Dues Originated & Acquired as of June 30, 2013 C&I CRE RRE HE Con Total Originated $0.2 $2.6 $6.5 $0.7 $0.4 $10.4 Acquired $3.7 $13.6 $2.0 - $0.7 $20.0 Total $3.9 $16.2 $8.5 $0.7 $1.1 $30.4 Past Dues: Increase in 2013 reflects Acquisition

Charge-off trends: Source: FDIC, All Insured Depository Institutions Peer data as of March 31, 2013

Non-performing assets & OREO Source: FDIC, All Insured Depository Institutions Peer data as of March 31, 2013

1. Bank Director ranked City #3 of largest 150 US banks in 2010 2. Bank Director ranked City #8 among US Banks with assets between $1B - $5B in 2011 3. 2013: Bank Director named City 10th on the “Nifty Fifty” for best use of capital A High Performing Bank

ROA Peer Data as of March 31, 2013

ROTCE Peer Data as of March 31, 2013

Efficiency Ratio Data as calculated using SNL Financial definition. Peer data as of March 31, 2013.

Noninterest Income/Total Revenues Peer Data as of March 31, 2013

Growth: CHCO is positioned to achieve “reasonable growth” in its core franchise Commercial Retail Insurance Trust & Investment Management

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and strong local economies Growth percentages exclude acquisitions in 2005, 2012 & 2013

Retail loan growth: Adjustable Rate Mortgages, Home Equity Loans, Installment credit

Deposit growth opportunity: CHCO has many small deposit relationships; peers tend to have larger commercial & public deposits Branches Deposits Deposits/Branch CHCO 83 $ 2.9 B $35 million BBT 80 $ 6.0 B $74 million UBSI 38 $ 1.9 B $51 million JPM 19 $ 1.2 B $66 million HBAN 17 $ 0.9 B $53 million Includes branches within 5 miles of City branch Source: SNL

CityInsurance: Growing Revenues Lines of Business 2006 $2.3 million Personal Lines 2007 $4.1 million Workers Compensation 2008 $4.2 million Health/Benefits/Life Ins 2009 $5.6 million Property/Casualty 2010 $5.5 million Medical Malpractice 2011 $5.9 million 2012 $6.1 million 2013 $3.2 million YTD Markets Acquisitions Charleston (3 locations) Dickens & Clark (Teays Valley) Huntington Patton Insurance - Nitro Ripley Millcreek Insurance - Ripley Beckley Ashland Area Insurance Martinsburg Ashland

Trust AUM: Strong growth CAGR (Dec 31, 2004-December 31, 2012) over 11.2%

CHCO: Capital flexibility Tangible common equity at 6/30/13: 8.90% Dividends Increased 10% in April 2004 to $0.88 Increased 14% in April 2005 to $1.00 Increased 12% in April 2006 to $1.12 Increased 11% in April 2007 to $1.24 Increased 10% in April 2008 to $1.36 Increased 3% in January 2012 to $1.40 Increased 6% in March 2013 to $1.48 Dividend yield of 3.3% (as of 7/29/13) Dividend payout ratio 51% (Analyst est. EPS for 2013 of $2.93) Share repurchases Purchased 237,535 shares during 2012 (1.6%) Purchased 755,501 shares during 2011 (4.9%) Driven by CHCO’s strong profitability, CHCO can achieve greater long-term share repurchase activity than peers.

Tangible Common Equity: strong following 2 acquisitions in 2012 & 2013

Share Count:

Short Position in CHCO

Growth per share (12/31/04 – 6/30/13): Loans per share: 7.6% CAGR Deposits per share: 6.6% CAGR Non-interest inc per share: 2.3% CAGR Expenses per share*: 4.5% CAGR Implication: While CHCO operates in relatively low growth markets, high profitability allows share repurchases, which have driven core earnings despite the economic environment of the last several years *-Excludes one-time merger expenses

Acquisition philosophy: Historically less acquisitive than peers Acquisitions must truly be strategic or meaningfully accretive Opportunities have increased Actively looking: In-market Adjacent market Growth markets Size: Generally $100MM to $1B

Acquisition territory:

CHCO represents good value and stability Pricing Metrics*: Price to Book: 189% Price to Tangible Book: 237% Price to 2014 Projected Earnings** 14.2x Dividend Yield 3.3% Div Payout Ratio (First Call)** 47% Tangible Capital/Tangible Assets*** 8.90% Institutional Ownership 63% * Based on Price of $44.45(7/29/13) ** Based on analyst estimate of $3.14 (average of 6) *** June 30, 2013

Value in the banking sector? Checklist for success in current environment: Capital Strongly capitalized – TCE approaching 9% Markets Solid distribution network - Excellent Stable geographic markets – Yes; WV, E Kentucky, and Western Va. Disciplined competition - Yes – few de novo’s Performance Strong net interest margin - Yes Strong NIM management – See results – very stable Dependence on Non-Interest Income – Top decile Ability to control expenses – Top decile efficiency ratio Growth Liquidity to grow – Extremely strong Ability to grow share in market – 5-mile branch share 32%; deposit share 14% Opportunity to grow into new markets – Well positioned Management - Experienced team with great results

Questions?